497(e)
                                                                       333-64749

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SUPPLEMENT DATED OCTOBER 1, 2001, TO THE CURRENT ACCUMULATOR ELITE AND ACCUMULATOR ELITE II PROSPECTUSES
--------------------------------------------------------------------------------

This supplement, which is for use in New York ONLY, modifies certain information in the above-referenced Prospectuses. Unless otherwise indicated, all other information in the Prospectuses remain unchanged. The modifications are as follows:

     o All references to the "Fixed Maturity Options ("FMOs")" are deleted in their entirety. The contracts described in the above-referenced Prospectuses do not offer FMOs; and

     o All references to the "Principal Assurance" feature are deleted in their entirety. The contracts described in the above-referenced Prospectuses do not offer Principal Assurance.








Pros Supp 80NY(10/01)                                            Cat. No. 129629